SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                Current Report
                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                     December 18, 2002 (December 3, 2002)


                             M & F Worldwide Corp.
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            (Exact Name of Registrant as specified in its Charter)

      Delaware                  001-13780                 02-0423416
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   (State or other        (Commission File No.)       (I.R.S. Employer
     jurisdiction                                    Identification No.)
   of incorporation)

       35 East 62nd Street                           10021
       New York, New York
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       (Address of Principal                       (Zip Code)
       Executive Offices)

Registrant's telephone number, including area code:        (212) 572-8600

                                      N/A
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         (Former name or former address, if changed since last report)



Item 2.           Acquisition or Disposition of Assets.

                  On July 26, 2002, the Company entered into a settlement agreement (the "Settlement Agreement") pursuant to which the parties thereto agreed to settle and dismiss a consolidated derivative and class action, In re M & F Worldwide Corp. Shareholder Litigation (No. 18502), and a derivative action, Furtherfield Partners, et al. v. Ronald O. Perelman (No. 19203), relating to the acquisition by the Company of 7,320,225 shares of common stock, par value $.01 per share, of Panavision Inc. (the "Shares"), a Delaware corporation ("Panavision"), from PX Holding Corporation, a Delaware corporation ("PX Holding").

                  The Delaware Court of Chancery approved the Settlement Agreement on October 1, 2002 and entered a Final Order and Judgment in Civil Action No. 18502 on that date, and a Final Order and Judgment in Civil Action No. 19203 on October 28, 2002. The terms of the Settlement Agreement require the parties thereto to undertake certain actions (as described below) within ten business days of Final Approval of the Settlement Agreement, as that term is defined therein. As no party to Civil Action Nos. 18502 and 19203 filed an appeal, Final Approval occurred on November 27, 2002.

                  In connection with the Settlement Agreement, on December 3, 2002 (the "Closing Date"), PX Holding, the Company and PVI Acquisition Corp., a Delaware Corporation ("PVI Acquisition") and a direct wholly owned subsidiary of the Company, entered into a letter agreement (the "Common Stock Letter Agreement"), pursuant to which PX Holding purchased the Shares from PVI Acquisition for an aggregate consideration consisting of (i) 1,500,000 shares of common stock, par value $.01 per share, of the Company ("M & F Worldwide Common Stock"), (ii) 6,182,153 shares of Series B Non-Cumulative Perpetual Participating Preferred Stock, par value $.01 per share of the Company ("M & F Worldwide Series B Preferred Stock"), and (iii) $80,000,000 in cash. In addition, on the Closing Date, Mafco Holdings and the Company entered into a letter agreement (the "Preferred Stock Letter Agreement"), pursuant to which Mafco Holdings Inc., a Delaware corporation ("Mafco Holdings"), delivered 666,667 shares of M & F Worldwide Series B Preferred Stock to the Company in exchange for (i) 1,381,690 shares of Series A Non-Cumulative Perpetual Participating Preferred Stock, par value $.01 per share, of Panavision (the "Panavision Series A Preferred Stock"), and (ii) $976,250 in cash.

                  In addition, the following agreements were also entered into in connection with the Settlement Agreement:

                  (i) The Company and Panavision entered into a letter agreement (the "1998 Registration Rights Termination Letter Agreement"), dated as of the Closing Date, terminating the Registration Rights Agreement, dated as of June 5, 1998, as amended on December 21, 2001, between such parties (formerly between Panavision and PX Holding), pursuant to which the Company had received registration rights with regard to the Shares and certain shares of Panavision Series A Preferred Stock;

                  (ii) The Company and PX Holding entered into a letter agreement (the "PX Holding-M & F Worldwide Termination Agreement"), dated as of the Closing Date, terminating the Registration Rights Agreement, dated as of April 19, 2001, as amended on December 21, 2001, between such parties, pursuant to which PX Holding had received registration rights with regard to certain shares of M & F Worldwide Common Stock and M & F Worldwide Series B Preferred Stock;

                  (iii) The Company and Ronald O. Perelman entered into a letter agreement (the "M & F Worldwide-Perelman Termination Agreement"), dated as of the Closing Date, terminating the letter agreement, dated as of April 19, 2001, between such parties;

                  (iv) The Company and Mafco Holdings entered into a letter agreement (the "M & F Worldwide-Mafco Termination Agreement"), dated as of the Closing Date, terminating the letter agreement, dated as of April 19, 2001, between such parties;

                  (v) The Company and Panavision entered into a letter agreement (the "M & F Worldwide-Panavision Termination Agreement"), dated as of the Closing Date, terminating any obligations relating to the letter, dated as of April 19, 2001, between such parties;

                  (vi) The Company and Mafco Holdings entered into a letter agreement (the "M & F Worldwide-Mafco Call Termination Agreement"), dated as of the Closing Date, terminating the letter agreement, dated as of June 27, 2002, between such parties;

                  (vii) The Company and Mafco Holdings entered into a letter agreement (the "Mafco-M & F Worldwide Note Letter Agreement"), dated as of the Closing Date, pursuant to which Mafco Holdings will purchase from the Company a $6,700,000 promissory note issued by Panavision to the Company, in connection with Panavision's acquisition of Las Palmas Production, Inc., for an aggregate purchase price of $6,700,000 in cash;

                  (viii) The Company, Mafco Holdings and Panavision entered into an amendment ("Amendment No. 1") to the Instrument of Assignment and Assumption, dated as of July 1, 2002, by and between the Company and Panavision (the "Instrument of Assignment and Assumption"), pursuant to which Mafco Holdings, M & F Worldwide and the Company will amend the Instrument of Assignment and Assumption to make Mafco Holdings a co-indemnitor of the Company with respect to any liabilities to the former shareholders of Las Palmas Productions, Inc.; and

                  (ix) The Company, Mafco Holdings and Pneumo Abex Corporation, a Delaware corporation and an indirect subsidiary of the Company ("Pneumo Abex"), entered into a letter agreement (the "Mafco-Pneumo Abex Corporation Letter Agreement") pursuant to which Mafco Holdings (or its wholly owned subsidiary) will purchase from Pneumo Abex $11,420,000 principal amount of 9-5/8% Senior Subordinated Discount Notes Due 2006 of Panavision on which there is approximately $372,498 of accrued and unpaid interest, for an aggregate purchase price of $4,735,798 in cash.

                  Upon the closing of the transactions described herein, (i) PVI Acquisition was merged with and into the Company pursuant to Section 253 of the General Corporation Law of the State of Delaware and (ii) the Company canceled the Certificate of Designations, Powers, Preferences and Rights of the M & F Worldwide Series B Preferred Stock.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

         (a)      Not applicable.

         (b) Pro Forma Financial Information--The following pro forma financial information is included in this report:

                  (1) Unaudited pro forma condensed balance sheet as of September 30, 2002, and the unaudited pro forma condensed statement of income for the nine months ended September 30, 2002.

                  (2) Unaudited pro forma condensed statement of income for the year ended December 31, 2001.

         (c)      Exhibits.

                  The following Exhibits are filed as part of this report:

         Exhibit 99.1 Unaudited pro forma condensed balance sheet as of September 30, 2002, and the unaudited pro forma condensed statements of income for the nine month period ended September 30, 2002, and the year ended December 31, 2001

         Exhibit 99.2 Common Stock Letter Agreement, dated as of December 3, 2002, by and between PX Holding Corporation and M & F Worldwide Corp.

         Exhibit 99.3 Preferred Stock Letter Agreement, dated as of December 3, 2002, by and between PX Holding Corporation and M & F Worldwide Corp.

         Exhibit 99.4 1998 Registration Rights Termination Letter Agreement, dated as of December 3, 2002, by and between M & F Worldwide Corp. and Panavision Inc.

         Exhibit 99.5      PX Holding-M & F Worldwide Termination
                           Agreement, dated as of December 3, 2002, by and between PX Holding Corporation and M & F Worldwide Corp.

         Exhibit 99.6      M & F Worldwide-Perelman Termination
                           Agreement, dated as of December 3, 2002, by and between Ronald O. Perelman and M & F Worldwide Corp.

         Exhibit 99.7 M & F Worldwide-Mafco Termination Agreement, dated as of December 3, 2002, by and between Mafco Holdings Inc. and M & F Worldwide Corp.

         Exhibit 99.8      M & F Worldwide-Panavision Termination
                           Agreement, dated as of December 3, 2002, by and between Panavision Inc. and M & F Worldwide Corp.

         Exhibit 99.9      M & F Worldwide-Mafco Call Termination
                           Agreement, dated as of December 3, 2002, by and between Mafco Holdings Inc. and M & F Worldwide Corp.

         Exhibit 99.10 Mafco-M & F Worldwide Note Letter Agreement, dated as of December 3, 2002, by and between Mafco Holdings Inc. and M & F Worldwide Corp.

         Exhibit 99.11     Amendment No. 1 to the Instrument of
                           Assignment and Assumption, dated as of December 3, 2002, by and between Mafco Holdings Inc., M & F Worldwide Corp and Panavision Inc.

         Exhibit 99.12     Mafco-Pneumo Abex Corporation Letter
                           Agreement, dated as of December 3, 2002, by and between Mafco Holdings Inc., M & F Worldwide Corp and Pneumo Abex Corporation

         Exhibit 99.13     Press Release, dated December 3, 2002



                                   SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 18, 2002



                                               M & F WORLDWIDE CORP.


                                               By:    /s/  Glenn P. Dickes
                                                      ----------------------
                                                      Name:  Glenn P. Dickes
                                                      Title:    Secretary

                                            EXHIBIT INDEX
Exhibit No.          Document

Exhibit 99.1 Unaudited pro forma condensed balance sheet as of September 30, 2002, and the unaudited pro forma condensed statements of income for the nine month period ended September 30, 2002, and the year ended December 31, 2001

Exhibit 99.2 Common Stock Letter Agreement, dated as of December 3, 2002, by and between PX Holding Corporation and M & F Worldwide Corp.

Exhibit 99.3 Preferred Stock Letter Agreement, dated as of December 3, 2002, by and between PX Holding Corporation and M & F Worldwide Corp.

Exhibit 99.4 1998 Registration Rights Termination Letter Agreement, dated as of December 3, 2002, by and between M & F Worldwide Corp. and Panavision Inc.

Exhibit 99.5 PX Holding-M & F Worldwide Termination Agreement, dated as of December 3, 2002, by and between PX Holding Corporation and M & F Worldwide Corp.

Exhibit 99.6 M & F Worldwide-Perelman Termination Agreement, dated as of December 3, 2002, by and between Ronald O. Perelman and M & F Worldwide Corp.

Exhibit 99.7 M & F Worldwide-Mafco Termination Agreement, dated as of December 3, 2002, by and between Mafco Holdings Inc. and M & F Worldwide Corp.

Exhibit 99.8 M & F Worldwide-Panavision Termination Agreement, dated as of December 3, 2002, by and between Panavision Inc. and M & F Worldwide Corp.

Exhibit 99.9 M & F Worldwide-Mafco Call Termination Agreement, dated as of December 3, 2002, by and between Mafco Holdings Inc. and M & F Worldwide Corp.

Exhibit 99.10 Mafco-M & F Worldwide Note Letter Agreement, dated as of December 3, 2002, by and between Mafco Holdings Inc. and M & F Worldwide Corp.

Exhibit 99.11 Amendment No. 1 to the Instrument of Assignment and Assumption, dated as of December 3, 2002, by and between Mafco Holdings Inc., M & F Worldwide Corp and Panavision Inc.

Exhibit 99.12 Mafco-Pneumo Abex Corporation Letter Agreement, dated as of December 3, 2002, by and between Mafco Holdings Inc., M & F Worldwide Corp and Pneumo Abex Corporation

Exhibit 99.13        Press Release, dated December 3, 2002